Exhibit 99.1

OptimizeRx Reports Second Quarter 2023 Financial Results

- RWD.AI-enabled portion of the core business sees 186% YOY growth during the first half of 2023

- Non-core business is lagging

- Total revenue of $13.8 million

- GAAP net loss per share of $(0.24)

- Non-GAAP net loss per share of $(0.01)

ROCHESTER, Mich. – August 14, 2023 – OptimizeRx Corp. (the “Company”) (Nasdaq: OPRX), a leading provider of point-of-care technology solutions helping patients start and stay on therapy, reported results for the three months ended June 30, 2023. Quarterly comparisons are to the same year-ago period.

Financial Highlights

●	Revenue in the second quarter of 2023 decreased 1% to $13.8 million, as compared to $14.0 million in the same year ago period.

●	Gross profit in the second quarter of 2023 decreased 13% year-over-year to $7.8 million, from $9.0 million during the second quarter of 2022.

●	GAAP net loss totaled $(4.2) million or $(0.24) per basic and diluted shares outstanding in the second quarter, as compared to $(3.9) million or $(0.21) during the second quarter of 2022.

●	Non-GAAP net loss in the second quarter totaled $(0.2) million or $(0.01) per fully diluted shares outstanding, as compared to $0.7 million or $0.04 per fully diluted shares outstanding during the second quarter of 2022 (see definition of this non-GAAP measure and reconciliation to GAAP, below).

●	The Company repurchased 526,999 shares at an average price of $14.27 per share in the second quarter of 2023 for a total of $7.5 million.

●	Cash, cash equivalents and short-term investments totaled $62.7 million as of June 30, 2023 as compared to $74.1 million as of December 31, 2022

Will Febbo, OptimizeRx CEO commented, “I am disappointed to report second quarter results fell below the internal expectations underlying our May strategic update. The primary impact was due to a revenue shortfall in certain non-core business lines as well as longer than expected MLR reviews that pushed revenue into the second half of the year. Moreover, we are still being affected by the macro headwinds we identified last year and expect this will persist through 2023, as we continue to pursue larger scale RWD.AI enterprise deals. Despite these events, there were several bright spots in the period which speak to our land and expand strategy including the securing of three additional AI contracts with existing clients. We will continue to build upon a strong base of customers as we serve all our top 20 pharma manufacturers in the marketplace.”

“Looking ahead, we strongly contend that the life sciences industry is only at the beginning of its digital shift with a full realization expected to occur in the next two to five years. We are optimizing our portfolio in order to concentrate our team and efforts on our RWD.AI-enabled healthcare technology platform which helps pharma acquire and onboard patients. This transformational offering is the most differentiated and growing part of our business, seeing year-over-year growth of 186%. As a result, we will deploy our resources to the areas with the overwhelming majority of our revenues and, in the second half of 2023, we will reduce our cash operating expense run rate going into 2024 by at least 10%. We expect the second half of 2023 to show positive momentum as it relates to our client enterprise deals, channel partner expansion and strategic initiatives in our core business.”

	Rolling Twelve Months Ended
Key Performance Indicators (KPIs)*	June 30, 2023	March 31, 2023
Average revenue per top 20 pharmaceutical manufacturer	$1,972,308	$1,993,755
Percent of top 20 pharmaceutical manufacturers that are customers	90%	90%
Top 20 pharmaceutical manufacturers as percent of total net revenues	58%	58%
Net revenue retention	89%	86%
Revenue per averages full-time employee (FTE)	$559,646	$605,113

2023 Financial Outlook

Based on first half results, the Company is updating its full year financial outlook for 2023. Revenues are now expected to be in the mid-50 to low-60 million dollar range with a gross margin rate between 55% and 59%.

Conference Call

OptimizeRx management will host the presentation, followed by a question-and-answer period.

Date: Monday, August 14, 2023

Time: 4:30 p.m. Eastern time (1:30 p.m. Pacific time)

Toll-free dial-in number: 1-888-886-7786

International dial-in number: 1-416-764-8658

Conference ID: 45665957

Call Me Link: https://emportal.ink/3YcIQBR

Webcast Link: https://viavid.webcasts.com/starthere.jsp?ei=1627364&tp_key=42698fc073

Please call the conference telephone number five minutes prior to the start time.

A replay of the call will remain available for 12 months via the Investors section of the OptimizeRx website at www.optimizerx.com/investors.

Definition and Use of Non-GAAP Financial Measures

This earnings release includes a presentation of non-GAAP net loss and non-GAAP net loss per diluted share or non-GAAP EPS, both of which are non-GAAP financial measures.

The Company defines non-GAAP net loss as GAAP net loss with an adjustment to add back depreciation, amortization, stock-based compensation, acquisition expenses, income or loss related to the fair value of contingent consideration, and deferred income taxes. Non-GAAP EPS is defined as non-GAAP net loss divided by the number of weighted average shares outstanding on a diluted basis. The Company has provided non-GAAP financial measures to aid investors in better understanding its performance. Management believes that these non-GAAP financial measures provide additional insight into the operations and cash flow of the Company.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a Company’s non-cash operating expenses, management believes that providing non-GAAP financial measures that exclude non-cash expenses allows for meaningful comparisons between the Company’s core business operating results and those of other companies, as well as provides an important tool for financial and operational decision making and for evaluating the Company’s own core business operating results over different periods of time.

The Company’s non-GAAP net loss and non-GAAP EPS measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate such non-GAAP financial results differently. The Company’s non-GAAP net loss and non-GAAP EPS are not measurements of financial performance under GAAP and should not be considered as an alternative to operating income or as an indication of operating performance or any other measure of performance derived in accordance with GAAP. The Company does not consider these non-GAAP measures to be substitutes for or superior to the information provided by its GAAP financial results.

The table, “Reconciliation of GAAP to NON-GAAP Financial Measures,” included below, provides a reconciliation of non-GAAP net loss and non-GAAP EPS for the three and six months ended June 30, 2023 and 2022.

Definition of Key Performance Indicators*

Top 20 pharmaceutical manufacturers: We have updated the definition of “top 20 pharmaceutical manufacturers” in our key performance indicators to be based upon Fierce Pharma’s most updated list of “The top 20 pharma companies by 2022 revenue”. We previously used “The top 20 pharma companies by 2020 revenue”. As a result of this change, prior periods have been restated for comparative purposes.

Net revenue retention: Net revenue retention is a comparison of revenue generated from all clients in the previous period to total revenue generated from the same clients in the following year (i.e., excludes new client relationships for the most recent year).

Revenue per average Full Time Employee: We define revenue per average full-time employee (FTE) as total revenue over the last 12 months (LTM) divided by the average number of employees over the LTM, which is calculated by taking our total number of FTEs at the end of the prior year period by our total FTE headcount at the end of the most recent.

About OptimizeRx

OptimizeRx provides best-in-class health technology that enables care-focused engagement between life sciences organizations, healthcare providers, and patients at critical junctures throughout the patient care journey. Connecting over 60% of U.S. healthcare providers and millions of their patients through the most intelligent technology platform embedded within a proprietary digital point-of-care network, OptimizeRx helps patients start and stay on their medications.

For more information, follow the Company on Twitter, LinkedIn or visit www.optimizerx.com.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “intends”, “plans”, “projects”, “targets”, “designed”, “could”, “may”, “should”, “will” or other similar words and expressions are intended to identify these forward-looking statements. All statements that reflect the Company’s expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements relating to the Company’s growth, business plans and future performance. These forward-looking statements are based on the Company’s current expectations and assumptions regarding the Company’s business, the economy, and other future conditions. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by applicable law. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, competition, and other risks summarized in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission.

OptimizeRx Contact

Andy D’Silva, SVP Corporate Finance

adsilva@optimizerx.com

Investor Relations Contact

Ashley Robinson

LifeSci Advisors, LLC

arr@lifesciadvisors.com

OPTIMIZERX CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	June 30, 2023	December 31, 2022

ASSETS
Current assets
Cash and cash equivalents	$9,808,330	$18,208,685
Short-term investments	52,931,831	55,931,821
Accounts receivable, net	18,281,133	22,155,301
Prepaid expenses and other	4,052,729	2,280,828
Total current assets	85,074,023	98,576,635
Property and equipment, net	140,968	137,448
Other assets
Goodwill	22,673,820	22,673,820
Technology assets, net	8,366,375	7,702,895
Patent rights, net	1,831,839	1,940,178
Right of use assets, net	14,544	235,320
Other intangible assets, net	3,223,305	3,384,889
Total other assets	36,109,883	35,937,102
TOTAL ASSETS	$121,324,874	$134,651,185

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable – trade	$817,779	$1,549,979
Accrued expenses	1,503,477	2,601,246
Revenue share payable	2,722,127	3,990,440
Current portion of lease liabilities	14,545	89,902
Deferred revenue	451,787	164,309
Total current liabilities	5,509,715	8,395,876
Non-current liabilities
Lease liabilities, net of current portion	—	144,532
Total liabilities	5,509,715	8,540,408
Commitments and contingencies (See note 10)
Stockholders’ equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized, none issued and outstanding at June 30, 2023 or December 31, 2022	—	—
Common stock, $0.001 par value, 166,666,667 shares authorized, 18,376,771 and 18,288,571 shares issued at June 30, 2023 and December 31, 2022, respectively	18,377	18,289
Treasury stock, $0.001 par value, 1,741,397 and 1,214,398 shares held at June 30, 2023 and December 31, 2022, respectively	(1,741)	(1,214)
Additional paid-in-capital	173,049,784	172,785,800
Accumulated deficit	(57,251,261)	(46,692,098)
Total stockholders’ equity	$115,815,159	$126,110,777
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$121,324,874	$134,651,185

The accompanying notes are an integral part of these condensed consolidated financial statements.

OPTIMIZERX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2023	2022	2023	2022

Net revenue	$13,818,166	$13,978,665	$26,821,076	$27,710,195
Cost of revenues, exclusive of depreciation and amortization presented separately below	5,993,145	4,988,716	11,562,766	10,618,574
Gross profit	7,825,021	8,989,949	15,258,310	17,091,621

Operating expenses
General and administrative expenses	12,242,128	12,320,362	26,274,669	23,711,597
Depreciation, amortization and noncash lease expense	464,761	578,117	928,695	1,049,656
Total operating expenses	12,706,889	12,898,479	27,203,364	24,761,253
Loss from operations	(4,881,868)	(3,908,530)	(11,945,054)	(7,669,632)
Other income
Interest income	720,419	23,816	1,385,891	23,820
Loss before provision for income taxes	(4,161,449)	(3,884,714)	(10,559,163)	(7,645,812)
Income tax benefit	—	—	—	—
Net loss	$(4,161,449)	$(3,884,714)	$(10,559,163)	$(7,645,812)
Weighted average number of shares outstanding – basic	16,992,100	18,122,500	17,043,793	18,000,958
Weighted average number of shares outstanding – diluted	16,992,100	18,122,500	17,043,793	18,000,958
Loss per share – basic	$(0.24)	$(0.21)	$(0.62)	$(0.42)
Loss per share – diluted	$(0.24)	$(0.21)	$(0.62)	$(0.42)

The accompanying notes are an integral part of these condensed consolidated financial statements.

OPTIMIZERX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the Six Months Ended June 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(10,559,163)	$(7,645,812)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	928,695	1,049,656
Stock-based compensation	7,883,626	7,199,421
Increase in bad debt reserve	238,748	98,727
Changes in:
Accounts receivable	3,635,420	5,969,009
Prepaid expenses and other assets	(1,771,899)	1,266,478
Accounts payable	(732,200)	64,232
Revenue share payable	(1,268,313)	(2,001,379)
Accrued expenses and other liabilities	(1,096,881)	(1,263,971)
Deferred revenue	287,478	(347,989)
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(2,454,489)	4,388,372

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Purchase of property and equipment	(48,556)	(41,335)
Purchases of held-to-maturity investments	(109,501,032)	—
Redemptions of held-to-maturity investments	112,501,021	—
EvinceMed acquisition	—	(2,000,000)
Acquisition of intangible assets, including intellectual property rights	(3,068)	(145,257)
Capitalized software development costs	(1,274,150)	—
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	1,674,215	(2,186,592)

CASH FLOWS (USED IN) PROVIDED BY FINANCING ACTIVITIES:
Cash paid for employee withholding taxes related to the vesting of restricted stock units	(243,361)	—
Repurchase of common stock	(7,522,426)	(321,054)
Proceeds from exercise of stock options	145,706	830,474
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(7,620,081)	509,420
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(8,400,355)	2,711,200
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	18,208,685	84,681,770
CASH AND CASH EQUIVALENTS - END OF PERIOD	$9,808,330	$87,392,970

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$—	$—
Reduction of EvinceMed purchase price for amounts previously paid	$—	$708,334
Shares issued in connection with acquisition	$—	$9,374,455
Cash paid for income taxes	$—	$—

The accompanying notes are an integral part of these condensed consolidated financial statements.

OPTIMIZERX CORPORATION

RECONCILIATION of GAAP to NON-GAAP FINANCIAL MEASURES

(UNAUDITED)

	Three Months Ended June 30, 2023		Six Months Ended June 30, 2023
	2023	2022	2023	2022
Net loss	$(4,161,449)	$(3,884,714)	$(10,559,163)	$(7,645,812)
Depreciation, amortization and noncash lease expense	464,761	578,117	928,695	1,049,656
Stock-based compensation	3,503,123	4,025,323	7,883,626	7,199,421
Acquisition expense	—	2,579	—	19,739
Non-GAAP net income (loss)	(193,565)	721,305	(1,746,842)	623,004

Non-GAAP net income (loss) per share
Diluted	$(0.01)	$0.04	$(0.10)	$0.03
Weighted average shares outstanding:
Diluted	16,992,100	18,122,500	17,043,793	18,000,958